Exhibit 99

Acreage Holdings Reports First Quarter 2020 Results
New York, NY - June 25, 2020 - Acreage Holdings, Inc. (“Acreage”) (CSE: ACRG.U) (OTCQX: ACRGF) (FSE: 0VZ) today reported financial results for the first quarter of 2020.
FIRST QUARTER FINANCIAL HIGHLIGHTS (UNAUDITED)

•	First quarter reported revenue was $24.2 million, an 88% increase compared to the same period in 2019, and a 15% increase compared to the fourth quarter of 2019.

•	Pro forma revenue* was $37.6 million, a 65% increase compared to the same period in 2019, and a 17% increase compared to the fourth quarter of 2019.

•	Gross margin was 41.1%, a 10 basis point decrease versus the same period in 2019, and a 400 basis point increase compared to the fourth quarter of 2019.

•
Recorded a one-time, non-cash pre-tax charge of $196.0 million, or $164.7 million after taxes, which was associated with Acreage's previously announced strategy to refocus its operations in certain states. This charge was higher than previously guided due primarily to impairments based on current fair market value in certain states and the write down for its services agreement in Maine, which were not initially contemplated.

•	Net loss attributable to Acreage was $172 million, while adjusted net income* attributable to Acreage was $14.7 million.

•	Pro forma adjusted EBITDA* was a loss of $11.1 million.
*Pro forma revenue, adjusted net loss and pro forma adjusted EBITDA are non-GAAP measures. Please see discussion and reconciliation of non-GAAP measures below.
“With the COVID-19 pandemic affecting millions across the U.S., the cannabis industry was faced with yet another significant challenge. Our dispensary and processing and cultivation associates quickly adapted to these changing dynamics ensuring our patients and customers in need were still served with dignity and respect, while maintaining a safe environment for everyone. Additionally, I am pleased with the reacceleration of our reported and pro forma revenue as our wholesale business continues to ramp and our dispensaries continue to mature.” said Bill Van Faasen, interim Chief Executive Officer of Acreage.
EARNINGS CALL DETAILS
Acreage will host a conference call with management on Friday, June 26th at 8:30 A.M. Eastern Daylight Time. The call will be webcast and can be accessed at investors.acreageholdings.com. To listen to the live call, please go to the website at least 15 minutes early to register, download and install any necessary audio software.
ABOUT ACREAGE HOLDINGS, INC.
Headquartered in New York City, Acreage is a vertically integrated, multi-state operator of cannabis licenses and assets in the U.S. Acreage is dedicated to building and scaling operations to create a seamless, consumer-focused branded cannabis experience. Acreage debuted its national retail store brand, The Botanist in 2018 and its award-winning consumer brands, The Botanist and Live Resin Project in 2019.

On June 27, 2019 Acreage implemented an arrangement under section 288 of the Business Corporations Act (British Columbia) (the “Current Arrangement”) with Canopy Growth Corporation (“Canopy Growth”) pursuant to an arrangement agreement dated April 18, 2019, as amended on May 15, 2019 (the “Arrangement Agreement”). On June 23, 2020, Canopy Growth and Acreage entered into an agreement (the “Proposal Agreement”) proposing to amend certain the terms of the Current Arrangement and the Arrangement Agreement (collectively, the “New Arrangement”). Pursuant to the Current Arrangement, Canopy Growth has an option to acquire all of the issued and outstanding shares in the capital of Acreage, with a requirement to do so, upon a change in federal laws in the United States to permit the general cultivation, distribution and possession of marijuana (as defined in the relevant legislation) or to remove the regulation of such activities from the federal laws of the United States (the “Triggering Event”), subject to the satisfaction of the conditions set out in the Arrangement Agreement. Pursuant to the Current Arrangement, upon the occurrence or waiver of the Triggering Event, Canopy Growth will, subject to the satisfaction or waiver of certain conditions to closing set out in the Arrangement Agreement, acquire (the “Acquisition”) each of Acreage’s class A subordinate voting shares (the “Subordinate Voting Shares”) (following the automatic conversion of the Class B proportionate voting shares (“Proportionate Voting Shares”) and Class C multiple voting shares of Acreage into Subordinate Voting Shares) in exchange for the payment of 0.5818 of a common share of Canopy Growth per Subordinate Voting Share (subject to adjustment in accordance with the terms of the Arrangement Agreement), until such time as amended in accordance with the New Arrangement. If the New Arrangement is consummated, among other things, the Subordinate Voting Shares will be exchanged for 0.7 of a Class E subordinate voting share (each whole share being a “Fixed Share”) and 0.3 of a Class D subordinate voting share (each whole share being a “Floating Share”) and the Proportionate Voting Shares will be exchanged for 28 Fixed Shares and 12 Floating Shares. In addition to various amendments to the covenants and restrictions contained in the Arrangement Agreement, the New Arrangement will provide Canopy Growth with (i) an option to acquire all of the issued and outstanding Fixed Shares in exchange for 0.3048 of a common share of Canopy Growth (each whole share, a “Canopy Growth Share”) per Fixed Share, with a requirement to do so, upon a Triggering Event, subject to the satisfaction of the conditions set out in Arrangement Agreement (as amended by the New Arrangement), and (ii) an option, exercisable in Canopy Growth discretion, to acquire the outstanding Floating Shares at the time that it acquires the Fixed Shares, for cash or Canopy Growth Shares, as Canopy Growth may determine, at a price based upon the 30-day volume-weighted average trading price of the Floating Shares on the Canadian Securities Exchange relative to the trading price of the Canopy Growth Shares on the New York Stock Exchange at that time, subject to a minimum of US$6.41 per Floating Share.

For more information about the Current Arrangement and the Acquisition please see the respective information circulars of each of Acreage and Canopy Growth dated May 17, 2019, which are available on Canopy Growth’s and Acreage’s respective profiles on SEDAR at www.sedar.com. For more information about the New Arrangement, please see Acreage’s press release dated June 25, 2020 and the subsequent public filings that may be made by Acreage from time to time in respect thereof, which are available under Acreage’s profile on SEDAR at www.sedar.com. For additional information regarding Canopy Growth, please see Canopy Growth’s profile on SEDAR at www.sedar.com.

*NON-GAAP MEASURES, RECONCILIATION AND DISCUSSION (UNAUDITED)
This release contains tables that reconcile our results of operations reported in accordance with accounting principles generally accepted in the United States of America (“GAAP”) to adjusted results that exclude the impact of certain items identified as affecting comparability (non-GAAP). We use EBITDA, adjusted EBITDA, adjusted net loss attributable to Acreage, managed results of operations, and pro forma results of operations, among other measures, to evaluate our actual operating performance and for planning and forecasting future periods. We believe the adjusted results presented provide relevant and useful information for investors because they clarify our actual operating performance, make it easier to compare our results with those of other companies and allow investors to review performance in the same way as our management. Since these measures are not calculated in accordance with GAAP, they should not be considered in isolation of, or as a substitute for, our reported results as indicators of our performance, and they may not be comparable to similarly named measures from other companies. The tables below reconcile our results of operations in accordance with GAAP to the adjusted results mentioned above:

Pro forma Bridge
	QTD
US$ (thousands)	Q1'20	Q1'19
Reported Revenue	$24,225	$12,897
Revenue from Entities under Management or Consulting Agreements*
New England	4,656	4,206
Mid-Atlantic	3,473	1,562
Midwest	4,039	1,367
West	1,214	614
Managed Revenue*	$37,607	$20,646
Pro forma Adjustments*
New England	—	932
Mid-Atlantic	—	—
Midwest	—	670
West	—	580
Pro forma Revenue*	$37,607	$22,828

Reconciliation of GAAP to Non-GAAP Measures
US$ (thousands, except per share amounts)	Q1'20	Q1'19
Net loss (GAAP)	$(222,229)	$(30,804)
Income tax (benefit) expense	(28,572)	2,222
Interest income, net	(421)	(612)
Depreciation and amortization	2,067	908
EBITDA (non-GAAP)*	$(249,155)	$(28,286)
Adjusting items:
Income from investments, net	(234)	(2,727)
Loss on impairment of intangible assets	187,775	—
Loss on notes receivable	8,161	—
Equity-based compensation expense - Plan	19,290	18,881
Equity-based compensation expense - other	15,447	96
Other non-recurring expenses	6,310	1,937
Adjusted EBITDA (non-GAAP)*	$(12,406)	$(10,099)

Pro forma Bridge
	QTD
US$ (thousands)	Q1'20	Q1'19
Adjusted EBITDA*	$(12,406)	$(10,099)
Managed/Pro forma Adjustments*
New England	885	1,402
Mid-Atlantic	1,490	517
Midwest	(57)	(803)
West	(987)	(2,257)
Pro forma Adjusted EBITDA*	$(11,075)	$(11,240)
Due to the Company's transition from IFRS to U.S. GAAP, certain expenses related to leased assets formerly classified as depreciation and interest expense are now included in EBITDA as a general and administrative expense. The Company's lease expenses associated with non-finance leases were $2,337 and $1,141 in Q1'20 and Q1'19, respectively.

Reconciliation of GAAP to Non-GAAP Measures
US$ (thousands, except per share amounts)	Q1'20	Q1'19
Net loss attributable to Acreage Holdings, Inc. (GAAP)	$(171,954)	$(23,377)
Net loss per share attributable to Acreage Holdings, Inc. (GAAP)	$(1.85)	$(0.29)
Adjusting items:(1)
Income from investments, net	$(185)	$(2,028)
Loss on impairment of intangible assets	148,061	—
Loss on notes receivable	6,435	—
Equity-based compensation expense - Plan	15,210	14,042
Equity-based compensation expense - other	12,180	71
Other non-recurring expenses	4,975	1,441
Total adjustments	$186,676	$13,526
Adjusted net income (loss) attributable to Acreage Holdings, Inc. (non-GAAP)*	$14,722	$(9,851)
Adjusted net earnings (loss) per share attributable to Acreage Holdings, Inc. (non-GAAP)*	$0.16	$(0.12)
Weighted average shares outstanding - basic and diluted	92,902	79,440
Weighted average NCI ownership %	21.15%	25.63%
(1) Adjusting items have been reduced by the respective non-controlling interest percentage for the period.
Managed results of operations are GAAP reported results plus the results of all entities for which we provide operational assistance to through management or consulting services or other agreements. Such entities operate independently and Acreage has no control over their operations. We do not consolidate revenue from these entities due to lack of control.
Pro forma results of operations are managed results, plus the pre-acquisition results for all acquired entities from the beginning of the applicable period presented through the date prior to the acquisition date.

FORWARD LOOKING STATEMENTS
This news release and each of the documents referred to herein contains “forward-looking information” within the meaning of applicable Canadian and United States securities legislation. All statements, other than statements of historical fact, included herein are forward-looking information, including, for greater certainty, statements regarding the proposed transaction with Canopy Growth, including the anticipated benefits and likelihood of completion thereof.
Such risks and other factors may include, but are not limited to: the future implications to the business, financial results and performance of the Company arising, directly or indirectly, from COVID-19; the ability of Acreage and Canopy Growth to receive, in a timely manner and on satisfactory terms, the necessary regulatory, court and shareholders approvals relating to the New Arrangement; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the New Arrangement; other expectations and assumptions concerning the transactions contemplated in the New Arrangement; the anticipated benefits of the New Arrangement; the occurrence or waiver of the Triggering Event, the ability of Acreage to meets its performance targets and financial thresholds agreed upon with Canopy Growth as part of the New Arrangement, including those that are conditions to closing the New Arrangement; the likelihood of the Triggering Event being satisfied or waived by the outside date; in the event the New Agreement is not adopted, the likelihood of completing the Acquisition on the current terms; in the event that the New Agreement is adopted, the likelihood of Canopy Growth completing the acquisition of the Fixed Shares and/or Floating Shares; risks related to the ability to financing Acreage’s business and fund its obligations without completing the Current Arrangement; other expectations and assumptions concerning the transactions contemplated between Canopy Growth and Acreage; the available funds of Acreage and the anticipated use of such funds; the availability of financing opportunities for Acreage and the risks associated with the completion thereof; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks related to infectious diseases, including the impacts of the novel coronavirus; legal and regulatory risks inherent in the cannabis industry; risks associated with economic conditions, dependence on management and currency risk; risks relating to U.S. regulatory landscape and enforcement related to cannabis, including political risks; risks relating to anti-money laundering laws and regulation; other governmental and environmental regulation; public opinion and perception of the cannabis industry; risks related to contracts with third-party service providers; risks related to the enforceability of contracts and lack of access to U.S. bankruptcy protections; reliance on the expertise and judgment of senior management of Acreage; risks related to proprietary intellectual property and potential infringement by third parties; the concentrated voting control of Acreage’s founder and the unpredictability caused by Acreage’s capital structure; risks relating to the management of growth; increasing competition in the industry; risks inherent in an agricultural business; risks relating to energy costs; risks associated to cannabis products manufactured for human consumption including potential product recalls; reliance on key inputs, suppliers and skilled labor; cybersecurity risks; ability and constraints on marketing products; fraudulent activity by employees, contractors and consultants; tax and insurance related risks; risks related to the economy generally; risk of litigation; conflicts of interest; risks relating to certain remedies being limited and the difficulty of enforcement judgments and effecting service outside of Canada; risks related to future acquisitions or dispositions; sales by existing shareholders; and limited research and data relating to cannabis. A description of additional assumptions used to develop such forward-looking information and a description of additional risk factors that may cause actual results to differ materially from forward-looking information can be found in Acreage’s disclosure documents, including Acreage’s management information circular dated May 17, 2019 filed on May 23, 2019 and Acreage’s Annual Report on Form 10-K for the year ended December 31,

2019 filed on May 29, 2020, on the EDGAR website at www.sec.gov. Although Acreage has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned that the foregoing list of factors is not exhaustive. Readers are further cautioned not to place undue reliance on forward-looking information as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Forward-looking information contained in this news release is expressly qualified by this cautionary statement. The forward-looking information contained in this news release represents the expectations of Acreage as of the date of this news release and, accordingly, is subject to change after such date. However, Acreage expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities law.
Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed and does not accept responsibility for the adequacy or accuracy of the content of this news release.
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Media Contact:	Investor Contact:
Howard Schacter	Steve West
Vice President of Communications	Vice President, Investor Relations
h.schacter@acreageholdings.com	investors@acreageholdings.com
646-600-9181	646-600-9181